U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 10, 2005

CASCADE NATURAL GAS CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-7196	91-0599090
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

222 Fairview Avenue North, Seattle, Washington 98109
(Address of principal executive offices)

(206) 624-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement.

Approval of Bonus for Officers:  On February 10, 2005 the Governance, Nominating and Compensation Committee of the Board of Directors approved spot bonuses for Jon T. Stoltz, Senior Vice President – Regulatory and Gas Supply, and Larry C. Rosok,  Vice President – Human Resources and Corporate Secretary.  The bonus amounts are as follows:

Last Name	First Name	Job Title	Bonus
Stoltz	Jon	Senior Vice President Regulatory & Gas Supply	$2,000

Rosok	Larry	Vice President Human Resources & Corporate Secretary	$1,000

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.

Description of Exhibit

none

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

Dated: February 16, 2005	By:	/s/ Larry C. Rosok
Larry C. Rosok
Corporate Secretary

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

none